Exhibit 10.26.4

Execution Version

AMENDMENT NO. 3, dated as of August 15, 2012 (this “Amendment”), to the ABL Credit Agreement dated as of July 3, 2007, among US FOODS, INC. (f/k/a U.S. Foodservice, Inc.), a Delaware corporation (the “Parent Borrower”), and each Subsidiary of the Parent Borrower party thereto from time to time (each a “Borrower,” and together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time party thereto (the “Lenders”). CITICORP NORTH AMERICA, INC. (“Citi”), as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “ABL Collateral Agent”) and issuing lender for the Lenders thereunder, and the other agents party thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Parent Borrower desires to enter into a new facility to replace its existing ABS Facility (as defined below);

WHEREAS, in connection therewith, the Borrowers desire to amend the Credit Agreement and the ABS Intercreditor Agreement on the terms set forth herein;

WHEREAS, subsection 11.1 of the Credit Agreement provides that the Loan Parties and the Administrative Agent and ABL Collateral Agent (with the consent of, and at the direction of, the Required Lenders) may amend the Credit Agreement and the other Loan Documents;

WHEREAS, each Lender consenting to the Amendment has agreed to the amendment of the Credit Agreement as set forth in Section 1 hereto, and to the amendment of the ABS Intercreditor Agreement as set forth in Section 2 hereto.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended as follows:

(a) The sixth Whereas clause is hereby amended by deleting the text “(the “ABS Facility”)” therein and inserting “(as more fully defined in Subsection 1.1, the “ABS Facility”)” in lieu thereof.

(b) The following definition is hereby added to subsection 1.1 of the Credit Agreement in proper alphabetical sequence:

““Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of August 15, 2012, among the Borrowers, the Lenders party thereto, the Administrative Agent, the ABL Collateral Agent and the Issuing Lender.”

(c) The definition of the term “ABS Facility” is hereby amended and restated in its entirety as follows:

““ABS Facility”: the collective reference to the ABS Documents and any instruments and documents executed and delivered pursuant thereto or in connection therewith, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agents, trustees, purchasers or other parties thereto or other agents, trustees, purchasers or parties or otherwise, and whether provided under the original ABS Documents or other agreements, instruments, documents or otherwise, unless such agreement, instrument or document expressly provides that it is not intended to be and is not an ABS Facility hereunder).”

(d) The definition of “ABS Intercreditor Agreement” is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, upon its effectiveness, the Amended and Restated ABS Intercreditor Agreement (as defined in Amendment No. 3) shall constitute the “ABS Intercreditor Agreement” hereunder.”

(e) Subsection 10.9(a) is hereby amended by (i) inserting a comma at the end of clause (y) thereof, (ii) deleting the word “and” immediately before clause (z) thereof, (iii) renumbering clauses (x), (y) and (z) thereof as clauses (w), (x) and (y), respectively, and (iv) adding the following at the end of such Subsection: “and (z) any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the ABS Intercreditor Agreement in connection with the entry into an ABS Credit Agreement (as defined under the ABS Intercreditor Agreement) by any Loan Party or any Subsidiary thereof to permit such ABS Credit Agreement to become subject to the terms of the ABS Intercreditor Agreement.”

Section 2. Amended and Restated ABS Intercreditor Agreement. By delivery of an executed counterpart to this Amendment, each Lender party hereto hereby authorizes and directs the ABL Collateral Agent to enter into an amendment and restatement of the ABS Intercreditor Agreement (such amended and restated ABS Intercreditor Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Amended and Restated ABS Intercreditor Agreement”), substantially in the form of Exhibit A hereto (with such changes, additions and deletions thereto (including to the schedules thereto) as the ABL Collateral Agent shall approve). For the avoidance of doubt, upon its effectiveness, the Amended and Restated ABS Intercreditor Agreement shall constitute the “ABS Intercreditor Agreement” under and as defined in the Credit Agreement and the other Loan Documents.

Section 3. Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 3 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 4. Effectiveness. Section 1 and Section 2 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 3 Effective Date”) that the Administrative Agent and ABL Collateral Agent shall have received executed signature pages hereto from Lenders constituting Required Lenders and each Loan Party.

Section 5. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP counsel for the Administrative Agent).

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the ABL Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC.

By:	/s/ William M. Murray
	Name:	William M. Murray
	Title:	SVP and Treasurer

E & H DISTRIBUTING, LLC

By:	/s/ William M. Murray
	Name:	William M. Murray
	Title:	SVP and Treasurer

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:	/s/ William M. Murray
	Name:	William M. Murray
	Title:	SVP and Treasurer

TRANS-PORTE, INC.

By:	/s/ William M. Murray
	Name:	William M. Murray
	Title:	SVP and Treasurer

GREAT NORTH IMPORTS, LLC

By:	/s/ William M. Murray
	Name:	William M. Murray
	Title:	SVP and Treasurer

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent, ABL collateral Agent and Issuing Lender

By:	/s/ Jennifer Bagley
	Name:	Jennifer Bagley
	Title:	Vice President

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

CITICORP NORTH AMERICA, INC.

By:	/s/ Jennifer Bagley
Name: Jennifer Bagley
Title: Vice President

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Vice President

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Goldman Sachs Lendings Partners LLC

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

KKR Corporate Lending LLC
(Name of Institution)

By:	/s/ John Knox
Name: John Knox
Title: Controller

By:
Name:
Title:

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

BMO Harris Bank N.A.

By:	/s/ Michael W. Scolaro
Name: Michael W. Scolaro
Title: Managing Director and Group Head

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

CITY NATIONAL BANK
(Name of Institution)

By:	/s/ Robert Yasuda
Name: Robert Yasuda
Title: Vice President

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Capital One Leverage Finance Corp.
(Name of Institution)

By:	/s/ Michael S. Burns
Name: Michael S. Burns
Title: SVP, Region Manager

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Bank of America N.A

By:	/s/ Adam Seiden
Name: Adam Seiden
Title: SVP

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

DEUTSCHE BANK AG, NEW YORK BRANCH
(Name of Institution)

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Wells Fargo Capital Finance, LLC

By:	/s/ Reza Sabahi
Name: Reza Sabahi
Title: Authorized Signatory

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

JPMORGAN CHASE BANK N.A.
(Name of Institution)

By:	/s/ Sarah Freedman
Name: Sarah Freedman
Title: Executive Director

[Signature Page — Amendment No. 3 to the ABL Credit Agreement]